UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PHARMATHENE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 17, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of PharmAthene, Inc., to be held on Friday, June 22, 2012 at 11:00 a.m. (Eastern Time) at the offices MPM Capital at The John Hancock Tower, 200 Clarendon Street, Boston, MA 02116.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and proxy statement.

We hope that you will be able to attend the Annual Meeting.  Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting.  Therefore, we urge you to submit your proxy by signing, dating and returning the enclosed proxy card in the envelope provided at your earliest convenience.  If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card.

On behalf of PharmAthene, I would like to express our appreciation for your support and continued interest in the affairs of the Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,

Jordan P. Karp
Corporate Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2012

To our Stockholders:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of PharmAthene, Inc. to be held on Friday, June 22, 2012 at 11:00 a.m. (Eastern Time) at the offices of MPM Capital at The John Hancock Tower, 200 Clarendon Street, Boston, MA 02116.  The purpose of the Annual Meeting will be to consider the following proposals:

1.           to elect up to eight directors to the Board of Directors to serve until our 2013 Annual Meeting of Stockholders and until their successors have been elected and qualified;

2.           to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2012; and

3.           to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

You are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting, if you were the holder of record of any shares of our common stock at the close of business on April 25, 2012, the record date for the Annual Meeting fixed by the Board.

Our Board of Directors recommends that our stockholders vote FOR each of the proposals.  Our stockholders may also be asked to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.  The vote of each stockholder is important to us.  If you do not expect to attend the meeting in person and desire to have your shares represented and voted at the meeting, please fill in, sign, date and promptly return the enclosed proxy card in the accompanying envelope.  No postage is necessary if mailed in the United States.  Please see the instructions on your proxy card.  If you attend the Annual Meeting, you may revoke your proxy and vote in person.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is not part of the proxy soliciting material, is enclosed.  This Notice of Annual Meeting of Stockholders and the accompanying proxy materials are first being mailed out to stockholders on or about May 17, 2012.

By Order of the Board of Directors,

Jordan P. Karp
Corporate Secretary

Annapolis, Maryland

May 17, 2012

PHARMATHENE, INC.

Proxy Statement for 2012 Annual Meeting of Stockholders

to be Held June 22, 2012

TABLE OF CONTENTS

General Information and Questions and Answers about the Proxy Materials and Voting	1
PROPOSAL 1 Election Of Directors	5
Corporate Governance; Board of Directors	9
Corporate Governance Guidelines	9
Code of Ethics and Business Conduct	9
Director Independence	9
Board Leadership Structure	9
Board Oversight of Risk Management	9
Board Meetings	10
Director Attendance at Annual Meeting	10
Board Committees	10
Process for Communicating with Board Members	12
Director Compensation	13
General Policy Regarding Compensation of Directors	14
Audit Committee Report	15
Executives and Executive Compensation	17
Executives	17
Compensation Committee Interlocks and Insider Participation	18
Summary Compensation Table	18
Outstanding Equity Awards at Fiscal Year-End	20
Employment Agreements	22
Severance Plan	26
Equity Compensation Plan Information	26
Bonus Program	27
Certain Relationships and Related Transactions	29
Section 16(a) Beneficial Ownership Reporting Compliance	29
Security Ownership of Certain Beneficial Owners and Management	30
PROPOSAL 2 Ratification of Independent Registered Public Accounting Firm	32
General	32
Audit Fees, Audit-Related Fees, Tax Fees and Other Fees	32
Pre-Approval of Audit and Permissible Non-Audit Services	33
Other Information	33
Annual Report on Form 10-K	33
Reports filed with the Securities and Exchange Commission	33
Stockholder Proposals for 2013 Annual Meeting	34
Householding	34

i

PHARMATHENE, INC.

One Park Place

Annapolis, MD 21401

Proxy Statement

2012 Annual Meeting of Stockholders

to be held June 22, 2012

General Information and Questions and Answers about the Proxy Materials and Voting

Purpose of this Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PharmAthene, Inc., a Delaware corporation (“PharmAthene”, the “Company”, “we”, “us” or “ours”), for the 2012 Annual Meeting of Stockholders of PharmAthene (the “Annual Meeting”) to be held on Friday, June 22, 2012, and any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders and more fully described in this proxy statement. This proxy statement, PharmAthene’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the accompanying proxy card (including voting instructions) are first being mailed to stockholders on or about May 17, 2012.

Time and Place of Annual Meeting

The Annual Meeting will be held on Friday, June 22, 2012 at 11:00 a.m. (Eastern Time) at the offices of MPM Capital at The John Hancock Tower, 200 Clarendon Street, Boston, MA 02116.

Lists of Stockholders

In accordance with Delaware law, lists of our stockholders who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at One Park Place, Annapolis, MD 21401 and at the offices of SNR Denton US LLP in New York, NY.  Any inspection of these lists prior to the Annual Meeting must be conducted between 9:30 A.M. and 4:30 P.M. (Eastern Time).  Please contact our Corporate Secretary before going to conduct any inspection prior to the Annual Meeting.

What is Being Voted On?

The following proposals are expected to be considered and voted upon at the Annual Meeting:

1.	to elect up to eight directors (the “Director Nominees”) to the Board of Directors to serve until our 2013 Annual Meeting of Stockholders and until their successors have been elected and qualified;

2.	to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2012;

3.	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Who Can Vote and On Which Proposals May I Vote?

If you owned any shares of our common stock on April 25, 2012, as reflected in our stock register, you may vote at the Annual Meeting on the proposals listed above.

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What Number of Shares are Outstanding?

At the close of business on April 25, 2012, 48,334,510 shares of common stock were outstanding.  Each share of common stock is entitled to one vote.

Who is a Record Holder?

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder and your shares are referred to as being held in “street name.”

If your shares are registered directly in your name, we are sending these proxy materials directly to you.  If the record holder of your shares is a broker, bank or other nominee, you will receive proxy materials from such record holder.

What is a Quorum?

A quorum is the number of shares that must be represented in person or by proxy in order for business to be transacted at the Annual Meeting.  A quorum will be present at the Annual Meeting if holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting are present in person or by proxy.  Abstentions will count as present for the purpose of establishing a quorum, while broker non-votes will not.  If a quorum is not present or represented by proxy, the holders of a majority of the shares entitled to vote at the Annual Meeting who are present in person or represented by proxy may adjourn the Annual Meeting to another date.

What are “Broker Non-Votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker, bank or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  The election of directors is considered to be a “non-routine” matter; as such, if you hold your shares in street name and do not give voting instructions to the broker, bank or nominee holding your shares, your shares will not be voted in the election of directors.  This is what is referred to as a “broker non-vote.”

How many Votes are Required to Approve a Proposal?

A Director Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting. Thus, a Director Nominee may be elected even if the Director Nominee receives votes from less than a majority of the shares represented at the meeting.

Approval of the ratification of the selection of our independent registered public accounting firm requires the favorable vote of a majority of the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting.

How Do I Vote?

Record Holders:    You may vote in person at the Annual Meeting or you may give us your proxy.  We recommend you vote by proxy even if you plan to attend the Annual Meeting, as you can always change your vote at the Annual Meeting.

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Shares Held by Brokers, Banks or Other Nominees:    If your shares are held by a broker, bank or other nominee, you will receive instructions from such nominee that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock as of April 25, 2012.

If you hold your shares in “street name,” your shares may be voted even if you do not vote or attend the Annual Meeting.  However, your broker, bank or other nominee cannot vote your shares with respect to non-routine proposals without specific instructions from you.  If you do not provide instructions with your proxy with respect to non-routine matters such as the election of directors, your broker, bank or other nominee must deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or other nominee is not voting your shares is referred to as a “broker non-vote.”  Broker non-votes will not count for purposes of determining the number of votes cast.  You should instruct your broker, bank or other nominee to vote your shares in accordance with directions that you provide.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Are My Shares of Common Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of common stock, we will be authorized to vote your shares of common stock, but only in the manner you direct.  You may direct us to vote for all, some or none of the Director Nominees.  You may also direct us to vote your shares of common stock for or against the proposal to ratify and approve the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2012.  You may also abstain from voting.

If you give us your proxy with instructions to vote your shares of common stock and do not withhold authority to vote for the election of any of the Director Nominees, all of your shares of common stock will be voted for the election of each Director Nominee.  If you withhold authority to vote your shares of common stock for any Director Nominee, none of your shares of common stock will be voted for that candidate, but all of your shares of common stock will be voted for the election of each Director Nominee for whom you have not withheld authority to vote.

As to the proposal to ratify and approve the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2012, if you give us your proxy to vote your shares of common stock but do not specify how you want your shares voted, your shares of common stock will be voted in favor of the proposal.

If you give us your proxy to vote your shares of common stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of common stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment.  As of the date of this proxy statement, we were not aware of any other matter to be raised at the Annual Meeting.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (by any method available for giving your original proxy), by sending us a written notice of your desire to revoke your proxy at the following address: PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary, or by voting in person at the meeting.  However, your proxy will not automatically be revoked merely because you attend the Annual Meeting.

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What Happens if a Nominee Becomes Unavailable?

If any of our Director Nominees becomes unavailable for any reason before the election, we may reduce the number of directors serving on our Board or a substitute candidate may be designated.  We do not anticipate that any nominee will be unable to stand for election, but if that happens, a proxy will be voted in favor of another director nominated by the Board.

Why Did I Receive More Than One Proxy Card?

You may receive more than one proxy card depending on how you hold your shares.  If you hold your shares through someone else, such as a broker or a bank, you may receive materials from them asking you how you want your shares voted.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of the proxy materials and the solicitation of proxies.  Proxies may be solicited on behalf of the Company by directors, officers or employees of the company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail or facsimile or other electronic means.  In accordance with the regulations of the Securities and Exchange Commission (the “SEC”) and the NYSE Amex, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of the Company’s common stock.

  Are Proxy Materials available on the Internet?

Yes. Please see the notice below:

Important notice regarding the availability of proxy materials for the Annual Stockholder Meeting to be held on June 22,  2012:

Our Proxy Statement and 2011 Annual Report on Form 10-K are available on the following Web site under “SEC Filings”:

http://ir.pharmathene.com

Who Can Help Answer My Questions?

If you have questions about any of the proposals, you may write or call PharmAthene, Inc. at One Park Place, Annapolis, MD 21401, (410) 269-2600, Attention: Jordan P. Karp, Corporate Secretary.

You may also obtain additional information about PharmAthene from documents filed with the SEC by following the instructions in the section entitled “Other Information.”

Other Business

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting.  If other matters are properly brought before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment or as recommended by the Board.

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PROPOSAL 1

Election Of Directors

PharmAthene’s directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.  Our Bylaws provide that the number of Directors constituting the entire Board shall be not less than one nor more than nine as determined by resolution of the Board.

The Board has nominated as Director Nominees John Gill, Brian A. Markison, Joel McCleary, Eric I. Richman, Jeffrey W. Runge, M.D., Mitchel Sayare, Ph.D., Derace L. Schaffer, M.D. and Steven St. Peter, M.D. to serve until our 2013 Annual Meeting of Stockholders and until their successors have been elected and qualified.  All Director Nominees are currently directors of PharmAthene.  Each Director Nominee has indicated to the Company that he will serve if elected.  We do not anticipate that any Director Nominee will be unable to stand for election, but if that happens, a proxy will be voted in favor of another Director nominated by the Board.

Director Nominees

Set forth below is information regarding each Director Nominee.

Name	Age	Position
John M. Gill*	60	Director
Brian A. Markison*	52	Director
Joel W. McCleary*	63	Director
Eric I. Richman	51	Director, President and Chief Executive Officer
Jeffrey W. Runge, M.D.*	56	Director
Mitchel B. Sayare, Ph.D.*	64	Chairman of the Board
Derace L. Schaffer, M.D.*	64	Director
Steven St. Peter, M.D.*	45	Director

*  Independent Director.

John M. Gill.  Mr. Gill has served as a member of the Board since August 3, 2007 and from February 2004 to August 3, 2007 served as a member of the Board of Directors and as Chairman of the Audit Committee of our predecessor, privately-held PharmAthene (“Former PharmAthene”).  Mr. Gill is currently the President, Chief Executive Officer and a Director of TetraLogic Pharmaceuticals Corporation, a private biopharmaceutical company, and has served in these positions since 2003.  He is also an advisor or director of other private companies, the Kimmel Cancer Center at Thomas Jefferson University, and other non-profit community organizations.  Mr. Gill has previously held positions at 3-Dimensional Pharmaceuticals and SmithKline Beecham.  Mr. Gill received a Bachelor of Arts degree from Rutgers University.  Mr. Gill was chosen to serve as a director of the Company because of his executive and board experience in the pharmaceutical industry and his substantial financial knowledge and expertise.

Brian A. Markison.  Mr. Markison has been a director since September 2011.  He is President and Chief Executive Officer, and member of the Board, of Fougera Pharmaceuticals, Inc.  Mr. Markison has more than 30 years of experience in the pharmaceutical industry.  He formerly served as Chairman (from May 2007 through February 2011) and President and Chief Executive Officer (from July 2004 through February 2011) of King Pharmaceuticals, which he joined as Chief Operating Officer before being promoted to President and Chief Executive Officer and elected Chairman.  Prior to King Pharmaceuticals, Mr. Markison held various senior leadership positions at Bristol-Myers Squibb, including President of Oncology/Virology and Oncology Therapeutics Network; President, Neuroscience / Infectious Disease and Dermatology; and Senior Vice President, Operational Excellence and Productivity.  Mr. Markison serves on the Board of Directors of public companies Immunomedics, Inc. and Rosetta Genomics, Ltd., where he also serves as Board Chairman. He also serves on the Board of Directors for the Komen Foundation for South / Central New Jersey and on the Board of Trustees for the Pennington School. Mr. Markison received a B.S. degree from Iona College.  Mr. Markison was chosen to serve as a director of the Company because of the experience and broad industry knowledge he gained as a director of, and in a variety of executive leadership positions in, public healthcare companies.

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Joel W. McCleary.  Mr. McCleary has served as a member of the Board since August 3, 2007 and from inception to August 3, 2007 was Chairman of the Board of Former PharmAthene.  Mr. McCleary is founding member of Four Seasons Ventures LLC founded in 2005.  Mr. McCleary is the founder and chairman of Q Global International, an organization which provides close protection services for global leaders against the threat of assassination or incapacitation from chemical, biological and radiological threats. Prior to 2005, Mr. McCleary has served as a White House Aide, Treasurer of the Democratic Party, President of the Sawyer-Miller Group International, and President of the Institute for Asian Democracy.  He has served as a consultant to the Department of State.  He is a co-founder and former board member of Raydiance Inc. Mr. McCleary received a Bachelor of Arts degree from Harvard University.  Mr. McCleary was chosen to serve as a director of the Company primarily because of his impressive public service record in a variety of governmental and quasi-governmental organizations, enabling him to offer valuable guidance to the Board and the Company with respect to our government strategy.

Eric I. Richman.  Mr. Richman was appointed our President and Chief Operating Officer on March 25, 2010, our interim Chief Executive Officer on May 2, 2010 and our Chief Executive Officer on October 20, 2010.  He became a Director of PharmAthene on May 17, 2010.  Prior to his March 25, 2010 appointment, Mr. Richman was our Senior Vice President, Business Development and Strategic Planning since the merger on August 3, 2007, and from August 2003 through August 3, 2007 held the same position with Former PharmAthene.  Prior to joining the Company, Mr. Richman held various commercial and strategic positions of increasing responsibility over a 12 year period at MedImmune, Inc. from its inception and was Director, International Commercialization at that company.  Mr. Richman served as Director of Lev Pharmaceuticals and currently serves as Director of ADMA Biologics, Inc. and American Bank.  Mr. Richman received a Bachelor of Science in Biomedical Science from the Sophie Davis School of Biomedical Education (CUNY Medical School) and a Master of Business Administration from the American Graduate School of International Management.  Mr. Richman was chosen to serve on the Board of Directors because of his eight years’ of experience as executive officer at PharmAthene and his experience in the areas of business development and commercialization.  As our Chief Executive Officer, Mr. Richman provides the Board with critical insight into the day-to-day operations of the Company.

Jeffrey W. Runge, M.D.  Dr. Runge has served as a member of the Board since December 2009.  Dr. Runge is a Principal at The Chertoff Group, a firm providing advisory services in business risk management, homeland security and homeland defense.  He is also the President and founder of Biologue, Inc., which provides consulting in biodefense, medical preparedness and injury prevention and control.  From 2001 through August of 2008, Dr. Runge served in the Bush administration, first as the head of the National Highway Traffic Safety Administration, and, beginning in September 2005, as the Department of Homeland Security’s (DHS) first Chief Medical Officer.  Dr. Runge founded the DHS Office of Health Affairs in 2007 and was confirmed by the Senate as DHS’ first Assistant Secretary for Health Affairs in December of 2007.  Dr. Runge also served as Acting DHS Undersecretary for Science and Technology from February through August 2006.  In his role at DHS, Dr. Runge oversaw the operations of the department’s biodefense activities, medical preparedness and workforce health protection, including managing DHS’ role in Project BioShield, working with the various federal departments on medical countermeasure assurance.  Prior to joining DHS, Dr. Runge was Assistant Chairman of the Department of Emergency Medicine at the Carolinas Medical Center in Charlotte, NC, from 1984 through 2001.  Dr. Runge earned his medical degree from the Medical University of South Carolina and his undergraduate degree from the University of the South.  Dr. Runge was chosen to serve as a director of the Company because of his invaluable background in the public sector, particularly his experience in the Bush administration as a founder of the DHS Office of Health Affairs, as well as his practical experience in the medical field.

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Mitchel B. Sayare, Ph.D.  Dr. Sayare has been a member of the Board since April 2010 and replaced John Pappajohn (who retired as director) as Chairman of the Board in July 2011.  Until 2010, Dr. Sayare served as the Chairman of the Board of public company ImmunoGen, Inc. (a position he had held since 1989).  In addition, he served as ImmunoGen’s Chief Executive Officer from 1986 to December 31, 2008, and as its President from 1986 to 1992, and from 1994 to July 2008.  Prior to joining ImmunoGen, he served as Vice President of Development of Xenogen from 1982 to 1985.  Prior to that he was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut.  Dr. Sayare holds a Ph.D. in Biochemistry from Temple University School of Medicine.  Dr. Sayare is a director of ImmunoGen and Isabella Products, Inc., a privately-held company.  Dr. Sayare was primarily chosen to serve as a director because of his substantial experience as a board member and executive officer of biotechnology companies.

Derace L. Schaffer, M.D.  Dr. Schaffer previously served as Vice Chairman and Chief Executive Officer of Former PharmAthene from April 2005 to August 3, 2007.  Dr. Schaffer is the founder and Chief Executive Officer of The Lan Group, a venture capital firm specializing in healthcare and high technology investments.  He has served as Chairman of several healthcare companies, including Radiologix, Inc. when it was private, and he has been an active investor for approximately twenty years on a variety of healthcare companies.  Dr. Schaffer served as Chief Executive Officer and Chairman of the Board of Ide Imaging Group, P.C. from 1980 to 2001.  Dr. Schaffer has served as a director on many healthcare boards of directors, including several health systems and more than ten healthcare services and technology companies.  Dr. Schaffer received his postgraduate radiology training at Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident.  He also serves as a director of American CareSource Holdings, Inc. and has previously served as director of King Pharmaceuticals, Inc. and of Allion Healthcare, Inc. (each a public company).  Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society. Dr. Schaffer was chosen to serve as a director of the Company because of his substantial experience as an executive, board member and investor in the healthcare and technology industries and his practical experience in the medical field.

Steven St. Peter, M.D.  Dr. St. Peter has served as a member of the Board since August 3, 2007 and from October 2004 to August 3, 2007 was a member of the Board of Former PharmAthene.  Dr. Steven St. Peter was employed by MPM Capital from 2004 to May 2012, and he was a Managing Director based in the Boston office.  His investment scope included both venture and buyout transactions across the pharmaceuticals and medical technology industries.  He has previous investment experience from Apax Partners and The Carlyle Group.  Dr. St. Peter was previously an assistant Clinical Professor of Medicine at Columbia University.  He completed his Doctor of Medicine at Washington University and his residency and fellowship at the Hospital of the University of Pennsylvania.  Prior to his medical training, he was an investment banker at Merrill Lynch.  He also holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. in Chemistry from the University of Kansas.  He is on the Board of the New England Venture Capital Association and he is also a director of Aratana Therapeutics, Inc. and EKR Therapeutics, Inc. His previous board experience includes Omrix Biopharmaceuticals, Helicos Biosciences Corporation, Proteon Therapeutics, Inc., Rhythm Pharmaceuticals, Inc., Syndax Pharmaceuticals, Inc. and Xanodyne Pharmaceuticals, Inc.  Dr. St. Peter was chosen to serve as a director of the Company because of his diverse background as a venture capital investor, investment banker, professor of medicine and director of several healthcare companies, which provides him with a unique perspective in serving on our Board.

Who May Vote

If you own any shares of our common stock on April 25, 2012, as reflected in our stock register, you may vote in the election for the Director Nominees.

Votes Required

Each share of our common stock has the right to cast one vote for each of the Director Nominees.  A Director Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting.

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Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION TO OUR BOARD OF EACH OF JOHN GILL, BRIAN A. MARKISON, JOEL MCCLEARY, ERIC I. RICHMAN, JEFFREY W. RUNGE, M.D., MITCHEL SAYARE, PH.D., DERACE L. SCHAFFER, M.D. AND STEVEN ST. PETER, M.D.

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Corporate Governance; Board of Directors

Corporate Governance Guidelines

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board of Directors.  Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.  We currently have eight members on our Board, all of whom are standing for re-election.

Code of Ethics and Business Conduct

PharmAthene has a Code of Ethics and Business Conduct that applies to all directors, officers and employees, which can be found on our website, www.pharmathene.com, under the heading “Investors” (see “Corporate Governance” — “Governance Documents”) or by writing to PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.  All of our directors, officers and employees are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them.  The Company will post any amendments to the Code of Ethics and Business Conduct, as well as any waivers, that are required to be disclosed by the rules of either the SEC or the NYSE Amex, on the Company’s web site, www.pharmathene.com.

Director Independence

We use the definition of “independence” under Section 803A of the NYSE Amex Company Guide, as applicable and as may be modified or supplemented from time to time, and the interpretations thereunder, to determine if the members of our Board are independent.  In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported in this Proxy Statement under the caption “Certain Relationships and Related Transactions.”  The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent.  On the basis of such review and its understanding of such relationships and transactions, our Board affirmatively determined that our Board was comprised of at least 50% independent directors.

Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company.  The Chairman of the Board is an independent, non-management role.

Our Board of Directors believes that this leadership structure provides the most effective leadership model for our company.  By permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer.  A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board's agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders.  Our Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the Audit Committee with respect to financial risk.  The Audit Committee periodically meets with management and the independent registered public accounting firm to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures.  Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company in light of trends and developments in the biodefense industry and general business environment.  Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our operating plans to implement our strategy.  The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

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Board Meetings

During the fiscal year ended December 31, 2011, the Board held 13 meetings and the Board Committees held a total of 15 meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and the Board Committees of which he or she was a member during the period he or she served as a director in fiscal year 2011. The Board of Directors met in executive session on 5 occasions in the fiscal year ended December 31, 2011.

Director Attendance at Annual Meeting

The Company has no specific policy regarding director attendance at its Annual Meeting.  Generally, however, Board meetings are held immediately preceding and following the Annual Meeting, with directors attending the Annual Meeting.  Our Annual Meeting held on December 7, 2011 was attended by seven of our directors.

Board Committees

The Board currently has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Board has a Governance and Nominating Committee, Compensation Committee and Government Affairs Committee.  Each Committee, with the exception of the Government Affairs Committee, consists entirely of independent, non-employee directors (see “Director Independence” below).  The charter of each Board Committee (other than the Government Affairs Committee, which does not currently have a charter) is available free of charge on our website, www.pharmathene.com, under the heading “Investors” (see “Corporate Governance” — “Committee Charters”) or by writing to PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.

The following table below sets forth the Committees, current membership of each Committee and the number of Committee meetings held in the fiscal year ended December 31, 2011.

Name	Audit	Governance And Nominating	Compensation	Government Affairs

John M. Gill	X*		X
Brian A. Markison			X*
Joel W. McCleary			X	X*
Jeffrey W. Runge, M.D.	X			X
Mitchel B. Sayare, Ph.D.		X*	X
Derace L. Schaffer, M.D.	X	X
Steven St. Peter, M.D.		X
Total 2011 Meetings	6	4	5	0

* Committee Chairperson

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The primary functions of each of the Board Committees are described below.

Audit Committee.  The primary functions of the Audit Committee are to: review the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls; appoint (subject to stockholder approval) the firm selected to be our independent registered public accounting firm; review and approve the scope of the annual audit; review and evaluate with the independent registered public accounting firm our annual audit and annual consolidated financial statements; review with management the status of internal accounting controls; evaluate problem areas having a potential financial impact on us that may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm or the Board of Directors; and evaluate all of our public financial reporting documents.

The current members of our Audit Committee each meet the independence criteria for directors set forth under the rules of the NYSE Amex and the additional independence criteria for members of audit committees specified in Section 803B of the NYSE Amex Company Guide and Rule 10A-3 under the Exchange Act.  Each member of our Audit Committee is financially literate under the current listing standards of the NYSE Amex.  Our Board has determined that John Gill, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.  See page 15 of this Proxy Statement for the Audit Committee Report.

Governance and Nominating Committee.  The current members of our Governance and Nominating Committee are “independent” as required by Section 804 of the NYSE Amex Company Guide.

The primary functions of the Governance and Nominating Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and Committee membership; review and recommend to the Board the appropriate structure of the Board; identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board the appropriate structure of Board Committees, Committee assignments and the Board Committee chairman.

Among the factors the Governance and Nominating Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of Directors of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment. The Governance and Nominating Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests.  The Governance and Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure.  Accordingly, the process of the Governance and Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Governance and Nominating Committee’s criteria for membership on the Board of Directors, whom the Governance and Nominating Committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors.  The Governance and Nominating Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent.

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The Governance and Nominating Committee will consider nominees recommended by stockholders.  There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.  Stockholders who would like to have our Governance and Nominating Committee consider their recommendations for nominees for the position of director, should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate Secretary, PharmAthene, Inc., One Park Place, Annapolis, MD 21401.

For nominations, a stockholder’s notice must include: (i) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of PharmAthene that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act, and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected and (ii) as to the stockholder giving the notice, (A) the name, business address, and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of our Company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

Compensation Committee.  The current members of our Compensation Committee are “independent” as required by Section 805 of the NYSE Amex Company Guide.

The Company’s executive compensation program is administered by the Compensation Committee.  Each member of the Committee qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  The primary functions of the Compensation Committee are to: consider, recommend, oversee and implement executive compensation plans, policies and programs; review the performance and determine the compensation of our executive officers and directors, including the negotiation of any employment agreements with such persons, oversight and administration of the 2007 Long-Term Incentive Compensation Plan, as amended (the “2007 Plan”) and the grant of options and awards under the 2007 Plan.  Pursuant to Section 805 of the NYSE Amex Company Guide, compensation of our Chief Executive Officer is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors.  The Chief Executive Officer is not present during voting or deliberations.  Compensation for all other officers is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors.

Under the Compensation Committee Charter, our Chief Executive Officer and our Chairman of the Board may recommend to the Compensation Committee individual compensation awards for our officers.  The Compensation Committee would then have to review the recommendation and make its own recommendation to the Board.

Government Affairs Committee.  The primary functions of the Government Affairs Committee are to: oversee and review the status of government initiatives relating to funding and appropriations for the purchase of therapeutics and prophylactics for biological and chemical weapons and other threats to the population and to advise the Board on other governmental considerations in the Board’s deliberations and decision-making processes.

Process for Communicating with Board Members

Interested parties may communicate with any and all members our Board of Directors by transmitting correspondence addressed to one or more directors by name at the following address: PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.  Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable.  If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

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The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof.  If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Director Compensation

The following table sets forth the cash and non-cash compensation of our directors (other than our Chief Executive Officer, who was not separately compensated for his service on the Board) for the fiscal year ended December 31, 2011.  In the paragraph following the table and in the footnotes, we describe our standard compensation arrangement for service on the Board of Directors and Board Committees.

For the Fiscal Year Ended December 31, 2011

Name(1)	Fees earned or paid in cash ($)(2)	Option Awards ($)(3)	Total ($)

James Cavanaugh(4)	13,310	0	13,310
John Gill	63,587	41,164	104,751
Brian Markison	10,451	35,810	46,261
Joel McCleary	54,750	41,164	95,914
John Pappajohn(5)	32,592	41,164	73,756
Jeffrey Runge	46,125	41,164	87,289
Mitchel Sayare	48,285	246,181	294,466
Derace Schaffer	47,625	41,164	88,789
Steven St. Peter	45,250	41,164	86,414

(1)  See the Summary Compensation Table for disclosure related to compensation paid to Eric I. Richman, our Chief Executive Officer.  Mr. Richman did not receive any additional compensation for his service as a member of our Board of Directors.

(2)  Fees earned are based on membership on the Board of Directors, committee membership and leadership positions.  Please refer to our general policy on compensation of the members of our Board of Directors below in the section entitled “General Policy Regarding Compensation of Directors.”  In addition to the other compensation received, members of the Board of Directors are reimbursed for the reasonable out-of-pocket costs incurred by them in connection with travel to and from Board and committee meetings.  None of such reimbursements amounted to $10,000 or more in 2011.  The amounts reflected in this column represent the cash fees earned by non-executive directors for services during 2011.  Of these amounts, the following amounts were paid in 2012 with respect to 2011 services:  Cavanaugh: $0, Gill: $23,087, Markison: $9,717, McCleary: $22,750, Pappajohn: $3,000, Runge: $19,875, Sayare: $20,875, Schaffer: $21,375 and St. Peter: $20,125.  The amounts reflected in this column do not include the following cash payments made to directors during 2011 for 2010 services: Cavanaugh: $18,000, Gill: $20,250, McCleary: $17,250, Pappajohn: $16,500, Runge: $15,000, Sayare: $9,000, Schaffer: $18,000 and St. Peter: $20,250.

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(3)  The amounts in this column represent the aggregate grant date fair value for stock option awards issued during 2011 computed in accordance with FAS ASC Topic 718.  As of December 31, 2011, the aggregate number of option awards outstanding (vested and unvested) for Mr. Pappajohn was 70,000, for Dr. Schaffer was 90,000, for Dr. Cavanaugh was 72,759, for Mr. Gill was 132,759, for Mr. McCleary was 142,759, for Dr. St. Peter was 91,104, for Dr. Runge was 60,000, for Mr. Markison was 20,000, and for Dr. Sayare was 172,139.

(4)  Dr. Cavanaugh resigned from our Board effective April 25, 2011.

(5)  Mr. Pappajohn resigned from our Board effective July 14, 2011.

General Policy Regarding Compensation of Directors

The following sets forth the annual compensation for non-employee members of our Board that was in effect between June 8, 2009 and December 31, 2011 (except in the case of the Government Affairs Committee, for which the compensation became effective March 30, 2011):

•	$30,000 cash retainer for membership on the Board (changed effective January 1, 2012 - see below),

•	$25,000 additional cash retainer for the chairman of the Board,

•	$1,500 cash payment per regular Board meeting attended in excess of four per year (including telephonic meetings)(eliminated effective January 1, 2012 - see below),

•	$15,000 cash retainer for the Audit Committee chair,

•	$5,000 cash retainer for membership on the Audit Committee (other than Audit Committee chair);

•	$12,000 cash retainer for the Compensation Committee chair,

•	$3,000 cash retainer for membership on the Compensation Committee (other than Compensation Committee chair),

•	$10,000 cash retainer for the Governance and Nominating Committee chair,

•	$2,500 cash retainer for membership on the Governance and Nominating Committee (other than Governance and Nominating Committee chair),

•	$10,000 cash retainer for the Government Affairs Committee chair,

•	$2,500 cash retainer for membership on the Government Affairs Committee (other than Government Affairs Committee chair), and

•	$750 cash payment per committee meeting attended in excess of six per year (including telephonic meetings)(eliminated effective January 1, 2012 - see below).

In addition, every non-employee member of our Board is entitled annually to receive an option to purchase 20,000 shares of our common stock on the date of our annual meeting of stockholders, at an exercise price per share based on the closing price of our common stock on the grant date as reported on the NYSE Amex, and immediately vesting on the grant date.  Because of the postponement of the 2011 Annual Meeting from June to December, the annual grants for 2011 were made in June 2011.

In addition to the above compensation, upon initially joining the Board, a member is entitled to receive options to purchase 20,000 shares of common stock.

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On July 14, 2011, compensation was awarded to Mitchel Sayare at the time of his election to the position of Chairman of the Board that differed from the general policy described above in that he was granted an option to purchase 60,000 shares of the Company’s common stock, one-third of which vested immediately, and one-third of which vests on each of the second and third anniversaries of the grant date.   In addition, Dr. Sayare is receiving 50% of the cash retainer he would otherwise receive as Chairman of the Board and of the Governance and Nominating Committee over the three years following his election in the form of an option to purchase 52,139 shares of common stock, which was granted on July 17, 2011, and vests in equal quarterly installments commencing October 15, 2011.  The options, which have an exercise price of $2.67 per share (the closing price of the Company’s common stock on the NYSE Amex on July 15, 2011), were granted under the Company's 2007 Long-Term Incentive Compensation Plan.

On December 7, 2011, the Board of Directors adopted the prior recommendation of the Compensation Committee from October 31, 2011 to change our compensation structure for non-employee directors as follows, effective January 1, 2012:

•	The annual cash retainer for membership on the Board was increased to $40,000, which may, at the election of each director, be paid in cash or equity (in the form of non-qualified stock options and/or restricted stock awards) and all per-meeting fees were eliminated.

o Non-qualified stock options would vest in equal quarterly installments over the period of one year and would be valued pursuant to a Black-Scholes calculation using the same assumptions we used for stock option expense calculations in our then most recently filed quarterly report on Form 10-Q; and

o Restricted stock awards would vest in equal quarterly installments over the period of one year and would be valued at their fair market value on the date of grant.

Audit Committee Report1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management of the Company and has furnished the following report for inclusion in this Proxy Statement.

The Audit Committee consists of the directors named below.  Each member of the Audit Committee is an independent director as defined by applicable SEC rules and NYSE Amex listing standards.  In addition, the Board has determined that John Gill is the “audit committee financial expert” as defined by applicable SEC rules and satisfies the “financial sophistication” criteria under the applicable rules of the NYSE Amex.  The Audit Committee operates under a written charter adopted by the Board, which is available free of charge on our website under the heading “Investors” (see “Corporate Governance—Highlights—Committee Charters”), or by writing to PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.

Management is responsible for the Company’s internal controls and preparing the Company’s consolidated financial statements.  The Company’s independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Committee is responsible for overseeing the conduct of these activities and appointing the Company’s independent accountants.  As stated above and in the Committee’s charter, the Committee’s responsibility is one of oversight.  The Committee does not provide any expert or special assurance as to the Company’s financial statements concerning compliance with laws, regulations or generally accepted accounting principles.  In performing its oversight function, the Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent accountants.

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The Audit Committee reviewed and discussed the Company’s consolidated financial statements for the year ended December 31, 2011 with management and the independent accountants.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standard No. 61, as amended, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Committee also reviewed, and discussed with management, management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

The Company’s independent accountants provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants their independence.  The Audit Committee concluded that Ernst & Young’s provision of non-audit services, as described in this Proxy Statement, to the Company and its affiliates is compatible with Ernst & Young’s independence.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management, the written disclosures and the letter from the independent accountants and the report of the independent accountants, the Committee recommended that the Board include the audited consolidated financial statements in the Form 10-K for the year ended December 31, 2011 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John Gill, Chairman

Jeff Runge, M.D.

Derace Schaffer, M.D.

_______________________________

1  The material in this report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executives and Executive Compensation

Executives

The following table sets forth the names, ages and positions of our executive officers and a key employee:

Name	Age	Office
Eric I. Richman	51	President and Chief Executive Officer
Linda L. Chang	46	Senior Vice President, Chief Financial Officer
Francesca M. Cook	47	Senior Vice President, Policy and Government Affairs
Thomas R. Fuerst, Ph.D.	55	Executive Vice President, Chief Scientific Officer
Jordan P. Karp, Esq.	45	Senior Vice President and General Counsel
Wayne Morges, Ph.D.	65	Senior Vice President, Regulatory Affairs and Quality

The following are biographical summaries of our executive officers who are not directors:

Linda L. Chang. Ms. Chang assumed the position of Senior Vice President, Chief Financial Officer on November 7, 2011.  Ms. Chang had been employed for the last 11 years at Human Genome Sciences, Inc., most recently as Senior Director of Finance.  Prior to serving at Human Genome Sciences, Ms. Chang was an Associate at Booz Allen & Hamilton.  Earlier in her career, Ms. Chang worked at Grant Thornton, LLP and Otsuka America Pharmaceuticals, Inc.  Ms. Chang is a Certified Public Accountant.  She earned an MBA as well as a Master of Accountancy degree from the University of Georgia and a BS from the University of California, Riverside.

Francesca M. Cook.  Ms. Cook has been our Senior Vice President, Policy and Government Affairs since March 2010, and in February 2012 took over responsibility for our program management function.  Prior to that, she served as our Vice President, Policy and Government Affairs since the merger on August 3, 2007 and from October 2003 through August 3, 2007 held the same position with Former PharmAthene.  Prior to that, Ms. Cook served as Vice President, Policy & Reimbursement Services for Guilford Pharmaceuticals, Inc. from March 2001 through October 2003 and Vice President at Covance Health Economics and Outcomes Services, a health care consulting firm, from 1996 through 2001.  Additionally, Ms. Cook worked in the U.S. Senate and the U.S. Department of Health and Human Services from 1988 through 1993.  Ms. Cook received a Bachelor of Arts degree in Biology from Mount Holyoke College and a Master of Public Health degree from Yale University School of Medicine, Department of Public Health.

Thomas R. Fuerst, Ph.D.  Dr. Fuerst has been our Executive Vice President, Chief Scientific Officer since December 2010.  He was our Senior Vice President, Chief Scientific Officer between April 2010 and December 2010.  Prior to joining PharmAthene in April 2010, Dr. Fuerst was Director, Vaccines and Biologics (2004-2007), and Senior Science and Technology Advisor (2007-2010) for the U.S. Department of Health and Human Services (HHS).  In these positions, he led the development and acquisition of vaccines and biotherapeutic products for biodefense and other emerging public health threats, including anthrax, smallpox, botulism, and pandemic flu.  During his tenure at HHS, Dr. Fuerst helped establish the Biomedical Advanced Research and Development Authority (BARDA) and oversaw the planning, implementation, and monitoring of medical countermeasure development and acquisition.  Dr. Fuerst has also served as Executive Director of Corporate Development at Sanofi Pasteur, Inc., where, among other things, he oversaw the scientific and business transactions for vaccines and immunotherapeutic products for infectious diseases and cancer, and played a key role in establishing the company's biodefense initiative after the attacks of September 11, 2001.  Prior thereto, Dr. Fuerst was Vice President, Research and Development, at Genelabs Technologies, Inc., and Director, Molecular Genetics, at MedImmune, Inc.  He also served as a senior fellow at the National Institutes of Health, NIAID, in Bethesda, MD.  Dr. Fuerst holds a B.A. in Biochemistry from the University of California at Berkeley, a Ph.D. in Molecular Genetics from Cornell University, and a MBA in Science, Technology, and Innovation from the George Washington University.

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Jordan P. Karp, Esq.  Mr. Karp has been our Senior Vice President and General Counsel since June 2008 and in January 2012 assumed responsibility for our corporate development function.  In September 2008, he was appointed corporate secretary.  Prior to joining the Company, Mr. Karp was employed by Constellation Energy Group, Inc., a diversified energy company, from October 2001 to November 2007.  Mr. Karp served as Vice President & General Counsel for one of Constellation Energy’s operating divisions, Constellation NewEnergy, Inc., a retail marketer of electricity and natural gas, from October 2002 until November 2007.  From November 2007 until Mr. Karp joined the Company, he worked as an attorney in private practice.  Prior to joining Constellation Energy, Mr. Karp held in-house legal positions of increasing responsibility at MCI Communications Corp. (telecommunications), Guilford Pharmaceuticals Inc. (biopharmaceuticals), and Mentor Technologies Group, Inc. (training and consulting), where Mr. Karp served as Vice President, General Counsel & Corporate Secretary from November 1999 through June 2001.  Mr. Karp holds a B.A. in Natural Sciences from The Johns Hopkins University and a J.D. from Yale Law School.

Wayne Morges, Ph.D.  Dr. Morges has been our Vice President, Regulatory Affairs and Quality since the merger on August 3, 2007, and from January 2005 through August 3, 2007 held the same position with Former PharmAthene.  Prior to that, Dr. Morges was the Vice President of Global Regulatory Affairs, Vaccines for Baxter Healthcare Corporation from June 2000 to November 2004.  Previously, Dr. Morges worked at Merck holding various positions of increasing responsibility in Merck’s vaccine division, including heading Quality & Regulatory Affairs for licensed biologicals.  Dr. Morges holds a Ph.D. in Microbiology and Immunology from Hahnemann University and Bachelor of Science and Master of Science degrees from Penn State University.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2010, the members of our Compensation Committee were Joel McCleary, John Gill and Steven St. Peter, M.D.  On March 31, 2011, Mitchel Sayare replaced Dr. St. Peter on the committee.  On October 25, 2011, Mr. Markison was appointed to the committee and assumed the role of chairman of the committee.  All of these members are independent directors, and no member is or has been an employee or former employee of PharmAthene.  In addition, no Committee member had any relationship requiring disclosure under “Certain Relationships and Related Transactions” beginning on page 29 of this Proxy Statement.

During the fiscal year ended December 31, 2011, none of our executive officers served on the Compensation Committee (or its equivalent) or on the Board of Directors of another entity, one of whose executive officers served on our Compensation Committee or our Board of Directors.

Summary Compensation Table

The following Summary Compensation Table sets forth, for the stated fiscal years, all compensation awarded to, earned by, or paid to our “Named Executive Officers”, i.e., (i) all individuals serving as our principal executive officer or acting in a similar capacity during 2011 (“PEO”), (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers of PharmAthene at December 31, 2011 and who received annual compensation in excess of $100,000, and (iii) up to two additional individuals who would have been included under (ii) above but for the fact that they were not serving as an executive officer of PharmAthene at December 31, 2011.

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Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(1)	All Other Compensation	Total ($)

Eric I. Richman	2011	435,000	93,560	131,000	225,312	-	-	884,872
President and Chief Executive Officer, Director (3)	2010	334,421	-	136,850	1,563,803	105,000	9,000	2,149,074

Thomas R. Fuerst, Ph.D.	2011	313,632	35,454	-	88,869	-	24,000	461,955
Executive Vice President, Chief, Scientific Officer (4)	2010	226,599	65,000	-	661,926	17,700	17,754	988,979
								-
Jordan P. Karp, Esq.	2011	300,000	44,280	44,000	124,818	-	12,000	525,098
Senior Vice President and General Counsel(5)

(1)  Amounts appearing in the Bonus column include any previously guaranteed bonuses and, in accordance with SEC guidance, also include discretionary bonus payments, while any amounts appearing in the Non-equity Incentive Plan Compensation column reflect  non-discretionary bonus payments awarded under the PharmAthene Bonus Program for executive officers and other employees, i.e., any amounts that were earned by the executive officers by meeting the relevant performance objectives specified in the PharmAthene Bonus Program.  For 2011, those performance objectives are described in our definitive proxy statement for our 2011 annual stockholders meeting and are incorporated herein by reference.

(2)  Dollar amounts shown reflect the aggregate grant date fair value of stock/options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).  The fair value was estimated using the assumptions detailed in Note 12 to the Company’s Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2011 and 2010, respectively.  The material terms of each grant are described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End table” below.

(3)  Mr. Richman was appointed our President and Chief Operating Officer on March 25, 2010, our interim Chief Executive Officer on May 2, 2010 and our Chief Executive Officer on October 20, 2010.  He became a director of PharmAthene on May 17, 2010.  Mr. Richman did not receive any compensation for his service in his capacity as director.  At December 31, 2009, Mr. Richman was our Senior Vice President, Business Development and Strategic Planning.

(4)  Dr. Fuerst was appointed our Senior Vice President and Chief Scientific Officer in April 2010 and became our Executive Vice President and Chief Scientific Officer in December 2010.

(5) As Mr. Karp was not a Named Executive Officer in 2010, his summary compensation information for 2010 has been omitted from this table.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the Named Executive Officers in the Summary Compensation Table as of December 31, 2011.

As of December 31, 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (1) Exercisable	Number of Securities Underlying Unexercised Options (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Eric I. Richman President and Chief Executive Officer (4)	28,638	0	$2.96	11/15/2013	(5)	10,191	(11)	12,943
	11,043	0	$3.80	1/18/2015	(6)	75,000	(20)	95,250
	4,510	0	$3.80	2/22/2016	(7)
	8,282	0	$3.80	1/4/2017	(8)
	260,000	0	$5.20	10/2/2017	(9)
	15,287	15,286	$2.46	1/21/2019	(10)
	25,000	75,000	$1.51	3/25/2020	(12)
	100,000	0	$1.48	5/18/2020	(13)
	31,250	93,750	$4.20	10/20/2020	(14)
	31,250	93,750	$3.34	11/3/2020	(15)
	56,250	168,750	$3.91	12/23/2020	(16)
	0	25,000	$1.76	9/30/2021	(17)
	0	150,000	$1.16	12/7/2021	(18)
	0	91,121	$1.16	12/7/2021	(19)

Thomas R. Fuerst, Ph.D. Executive Vice President, Chief Scientific Officer	125,000	225,000	$1.69	4/5/2020	(21)
	5,000	15,000	$1.38	5/6/2020	(22)
	18,750	56,250	$3.55	12/8/2020	(23)
	0	75,000	$1.21	12/1/2021	(24)
	0	29,545	$1.21	12/1/2021	(25)

Jordan P. Karp, Esq. Senior Vice President and General Counsel	150,000	50,000	$2.37	7/2/2018	(26)	1,597	(33)	2,028
	2,396	2,396	$2.46	1/21/2019	(27)
	12,500	37,500	$1.38	5/6/2020	(28)
	18,750	56,250	$3.55	12/8/2020	(29)
	0	25,000	$1.76	9/30/2021	(30)
	0	75,000	$1.21	12/1/2021	(31)
	0	36,900	$1.21	12/1/2021	(32)

(1)  Reflects options granted under our 2007 Plan as well as options initially granted under the 2002 Long-Term Incentive Plan and assumed by us in the 2007 merger and now outstanding under the 2007 Plan.  The exercise price of these options is subject to customary anti-dilution adjustments.

(2)  Reflects restricted stock awards granted under our 2007 Plan on August 30, 2007, October 2, 2007, January 21, 2009 and December 23, 2010.  Unless otherwise indicated in the footnotes below, all shares of restricted stock vest in three equal annual installments of 33 1/3rd of the grant beginning on the first anniversary of the date of grant.

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(3)  Reflects a closing price of our common stock on December 30, 2011 of $1.27 per share.  The closing price of our common stock on April 25, 2012 was $1.63.

(4)  Mr. Richman was appointed our President and Chief Operating Officer on March 25, 2010, our interim Chief Executive Officer on May 2, 2010 and our Chief Executive Officer on October 20, 2010.  Through March 24, 2010, he was our Senior Vice President, Business Development and Strategic Planning.

(5)  Reflects options to purchase 28,638 shares of common stock granted on November 15, 2003, which are fully vested.

(6) Reflects options to purchase 11,043 shares of common stock granted on January 18, 2005, which are fully vested.

(7)  Reflects options to purchase 4,510 shares of common stock granted on February 22, 2006, which are fully vested.

(8)  Reflects options to purchase 8,282 shares of common stock granted on January 4, 2007, which are fully vested.

(9)  Reflects options to purchase 260,000 shares of common stock granted on October 2, 2007 pursuant to which 20% vested immediately, 20% vested on the first anniversary of the date of grant and the remainder vests in equal monthly installments over 36 months beginning on the first month following the first anniversary, subject to accelerated vesting as described in “-Employment Agreements.”

(10) Reflects options to purchase 30,573 shares of common stock granted on January 21, 2009 pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(11)  Reflects 30,573 shares of restricted stock granted on January 21, 2009 pursuant to which 33.3% vested on each anniversary of the date of grant.

(12)  Reflects options to purchase 100,000 shares granted on March 25, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(13) Reflects options to purchase 100,000 shares granted on May 18, 2010, which are fully vested.

(14) Reflects options to purchase 125,000 shares granted on October 20, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(15) Reflects options to purchase 125,000 shares granted on November 3, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(16)  Reflects options to purchase 225,000 shares granted on December 23, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(17) Reflects options to purchase 25,000 shares granted on September 30, 2011, which vest in full on the first anniversary of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

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(18) Reflects options to purchase 150,000 shares granted on December 7, 2011, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(19) Reflects options to purchase 91,121 shares granted on December 7, 2011, which vest in full on the first anniversary of the grant date, subject to accelerated vesting as described in “-Employment Agreements.”

(20)  Reflects 75,000 shares of restricted stock granted on December 7, 2011, which vested in full on March 7, 2012.

(21)  Reflects options to purchase 350,000 shares granted on April 5, 2010, of which 50,000 vested immediately, and 75,000 vest on the first, second, third and fourth anniversaries of the grant date.

(22)  Reflects options to purchase 20,000 shares granted on May 6, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(23)  Reflects options to purchase 75,000 shares granted on December 8, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(24) Reflects options to purchase 75,000 shares granted on December 1, 2011, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(25)   Reflects options to purchase 29,545 shares granted on December 1, 2011, which vest in full on the first anniversary of the grant date.

(26) Reflects options to purchase 200,000 shares granted on July 2, 2008, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(27) Reflects options to purchase 4,792 shares granted on January 21, 2009, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(28) Reflects options to purchase 50,000 shares granted on May 6, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(29) Reflects options to purchase 75,000 shares granted on December 8, 2010, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(30) Reflects options to purchase 25,000 shares granted on September 30, 2011, which vest in full on the first anniversary of the grant date.

(31) Reflects options to purchase 75,000 shares granted on December 1, 2011, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date.

(32)   Reflects options to purchase 36,900 shares granted on December 1, 2011, which vest in full on the first anniversary of the grant date.

(33) Reflects 4,792 shares of restricted stock granted on January 21, 2009, which vested in three equal annual installments on the first, second and third anniversaries of the grant date.

Employment Agreements

Eric I. Richman

Mr. Richman was appointed our President and Chief Operating Officer on March 25, 2010, our interim Chief Executive Officer on May 2, 2010, and our Chief Executive Officer on October 20, 2010.  On December 23, 2010, we entered into a new employment agreement with Mr. Richman, for the period commencing on January 1, 2011 and ending on the first anniversary of such date.  The term of the agreement is automatically extended for an additional year on each anniversary unless 90 days' prior written notice of non-extension is provided, provided that a nonrenewal by the Company is treated as a termination without cause under the agreement.

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Under the agreement, Mr. Richman is paid an annual base salary of $435,000, subject to annual review and increase at the option of the Compensation Committee of our Board of Directors.  Effective January 1, 2012, Mr. Richman’s base salary was increased to $442,900. Mr. Richman is also eligible for an annual cash bonus, the target of which is no less than 60% of his base salary, based on the achievement of certain corporate objectives.  The corporate objectives will be determined by the Compensation Committee in consultation with Mr. Richman, while the achievement of such objectives will be determined by the Compensation Committee.

Pursuant to the agreement, as of December 23, 2010 Mr. Richman was granted an option, under the Company’s 2007 Long-Term Incentive Compensation Plan, as amended, to purchase 225,000 shares of the Company’s common stock at an exercise price of $3.91 per share, the closing price of the Company’s common stock on the NYSE Amex on December 23, 2010.  The option, which has a term of ten years, vests over a 4 year period with 25% each vesting on the first, second, third and fourth anniversaries of the grant date.  In the event of a change in control during Mr. Richman's employment period and a termination other than for cause or a termination for good reason occurs on or within twelve months of the consummation of the change in control, all equity issued by the Company held by Mr. Richman and not then vested (except for the restricted stock awards which are treated as described below) will immediately and fully vest.

In accordance with the agreement, Mr. Richman received a cash bonus for 2010 of $105,000.  In addition, as of December 23, 2010, Mr. Richman was granted 35,000 shares of restricted stock of the Company under the 2007 Plan, which vest in full on the three month anniversary of the grant date, subject to accelerated vesting on the date of the earlier of (i) Mr. Richman’s termination of employment with the Company for any reason other than a voluntary resignation and (ii) the consummation of a change in control.

Under the terms of the agreement, if Mr. Richman is terminated other than for cause or he resigns for good reason, he is entitled to receive, in addition to unpaid salary and expenses and payment of accrued incentive compensation amounts, (A) severance payments in the form of a continuation of his base salary in effect immediately prior to the termination for a period of 12 months following the termination, (B) a lump-sum payment equal to the accrued portion of his target bonus, including any unpaid portion of the prior year’s bonus, (C) accelerated vesting of any unvested portion of his May 18, 2010 option grant (which is now fully vested), and (D) COBRA coverage, to the extent elected, provided at the same premiums as are charged to active employees for the same level of group health coverage for a period of 12 months following termination, all of which are payable in consideration for and only after he executes a general release containing terms reasonably satisfactory to us.  The same provisions apply if Mr. Richman is terminated without cause or if he resigns for good reason within 12 months of a change of control and no new employment agreement has been entered into within 90 days of such change of control, except that Mr. Richman’s severance payment would be made in one lump-sum payment corresponding to 18 months’ salary, he would also receive his target bonus for the year of termination and all equity-based awards held by Mr. Richman would be deemed fully vested as of the date of termination.

The agreement specifies that Mr. Richman’s previous employment agreement with the Company was terminated as of January 1, 2011, other than with respect to provisions that specifically survive a termination thereof and other than with respect to the provision in Amendment No. 1 to his previous employment agreement relating to the grant of options to purchase 100,000 shares of the Company’s common stock, which vest in full on May 2, 2011, subject to immediate vesting upon any of the following relevant events occurring:  (i) a change in control occurs or (ii) Mr. Richman's employment is terminated other than for cause, for good reason, or due to death or disability.   Amendment No. 1 to his previous employment agreement had been executed on May 18, 2010 in connection with Mr. Richman’s appointment to the position of President and interim Chief Executive Officer.  Under the amendment, Mr. Richman had been paid an annual base salary of $350,000 effective from May 2, 2010.

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The December 23, 2010 agreement requires that during his employment and for a period of 12 months (in some cases 18 months) following termination of the employment, Mr. Richman shall not directly or indirectly engage in the development, production, marketing or sale of products that compete with our products or assist others in a competing business or induce other employees of PharmAthene to terminate their employment with us or engage in a competing business.  Mr. Richman is furthermore required to refrain from directly or indirectly disclosing any confidential information obtained while working at PharmAthene.

The agreement further specifies that if Mr. Richman becomes entitled to severance payments, subject to a limited exception in case of adverse tax effects, all salary continuation payments shall be placed in an irrevocable grantor trust, the assets of which are to be used to make the severance payments to the executive or satisfy the claims of the Company's unsecured general creditors in the event of the Company's insolvency or bankruptcy.  If Mr. Richman is a “specified employee” (as determined in accordance with Treasury Regulation Section 1.409A-1(i) or related Company policy) at the time of termination, the severance payments otherwise payable to Mr. Richman during the first six months following termination (to the extent they constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code and the regulations thereunder) will be deferred until the date that is six months after termination of employment (or earlier upon his death).

“Change in Control” is defined in the agreement as (i) an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; excluding, however, certain acquisitions from or by the Company or an employee benefit plan sponsored or maintained by the Company; (ii) a merger, consolidation, reorganization or similar corporate transaction, in which outstanding shares of common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property; (iii) the issuance of shares of common stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 40% of the number of shares of common stock outstanding immediately prior to the consummation of such transaction; (iv) the (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or (v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

Termination “for good reason” is defined as a termination by the executive for (a) any material breach by the Company of our obligations under the employment agreement; (b) any material reduction in the executive's duties, authority or responsibilities without the executive's consent; (c) any assignment to the executive of duties or responsibilities materially inconsistent with the executive's position and duties under the employment agreement without consent; (d) a relocation of the Company's principal executive offices or our determination to require the executive to be based more than 25 miles away; (e) depriving the executive of any material benefit plan; (f) non-renewal by the Company of the agreement in accordance with the terms of the agreement; or (g) the failure by the Company to obtain the specific assumption of the employment agreement by any successor or assignee of the Company or any person acquiring substantially all of the Company's assets. Mr. Richman may not terminate “for good reason” unless he first provides us with written notice specifying the good reason and provides us with 20 days in which to remedy the stated reason.

Termination “for cause” is defined as a termination for (1) willful and substantial misconduct that materially injures us and is not corrected; (2) repeated neglect of duties or failure to act, which can reasonably be expected to materially and adversely affect our business or affairs, after written notice from us; (3) material breach of the confidentiality and related provisions of the employment agreement or of our policies; (4) commission of material fraud with respect to our business and affairs; (5) conviction of, or nolo contendere plea to, a felony; (6) demonstrable gross negligence or (7) habitual insobriety or use of illegal drugs adversely affecting the executive’s duties.

Please also read the disclosure under “– Severance Plan” below with respect to “change of control” events.

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Thomas R. Fuerst

On April 5, 2010, we entered into an employment agreement with Thomas R. Fuerst, under which Dr. Fuerst serves as our Chief Scientific Officer, for the period commencing on April 5, 2010 and ending on the first anniversary of such date.  The term of the agreement is automatically extended for an additional year on each anniversary unless 90 days' prior written notice of non-extension is provided.

Under the agreement, Dr. Fuerst is paid an annual base salary of $305,000, subject to annual review and increase at the option of the Compensation Committee.  Effective January 1, 2012, Dr. Fuerst’s base salary was increased to $319,642. Dr. Fuerst is also eligible for an annual cash bonus of up to 30% of his base salary payable at the sole discretion of the Compensation Committee (provided that his bonus for the first year of employment would be no less than $25,000), and may be eligible for additional bonuses at the option and sole discretion of the Compensation Committee based on the achievement of certain pre-determined performance milestones.

The agreement reflected the grant of an option, under the Company’s 2007 Long-Term Incentive Compensation Plan, as amended, to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $1.69 per share, the closing price of the Company’s common stock on the NYSE Amex on the date of grant.  The option, which has a term of ten years, vests immediately with respect to 50,000 shares, with the remaining 300,000 shares vesting over a 4 year period with 25% each vesting on the first, second, third and fourth anniversaries of the grant date.

Under the agreement, Dr. Fuerst also received a sign-on bonus of $40,000, and is entitled to the payment of travel expenses from his out-of-state residence to the Company’s main offices of up to $2,000 per month until the earlier of his residence relocation or the end of the first 24 months of his employment.

Under the terms of the agreements, if Dr. Fuerst is terminated other than for cause or he resigns for good reason, he is entitled to receive, in addition to unpaid salary and expenses and payment of accrued incentive compensation amounts, severance payments in the form of a continuation of his base salary in effect immediately prior to the termination for a period of six months following the termination, which are payable in consideration for and only after he executes a general release containing terms reasonably satisfactory to us.  Termination “for cause” or “for good reason” is as defined above under “- Eric I. Richman,” except that non-renewal by the Company of the agreement in accordance with the terms of the agreement does not qualify as a termination “for good reason” in the employment agreements for Dr. Fuerst. Please also read the disclosure under “– Severance Plan” below with respect to “change of control” events.

Jordan P. Karp

On June 30, 2008, we entered into an employment agreement with Jordan Karp, under which Mr. Karp serves as our General Counsel, for the period commencing on June 30, 2008 and ending on the first anniversary of such date. The term of the agreement is automatically extended for an additional year on each anniversary unless 90 days' prior written notice of non-extension is provided.

Under the agreement, Mr. Karp is paid an annual base salary of $275,000, subject to annual review and increase at the option of the Compensation Committee. Effective January 1, 2012, Mr. Karp’s base salary was increased to $309,000. Mr. Karp is also eligible for an annual cash bonus of up to 30% of his base salary payable at the sole discretion of the Compensation Committee, and may be eligible for additional bonuses at the option and sole discretion of the Compensation Committee based on the achievement of certain pre-determined performance milestones.

25

The agreement reflects the grant of an option, under the Company’s 2007 Long-Term Incentive Compensation Plan, as amended, to purchase up to 200,000 shares of the Company’s common stock at an exercise price of $2.37 per share, the closing price of the Company’s common stock on the NYSE Amex on the date of grant.  The option, which has a term of ten years, vests in four equal installments beginning on the first anniversary of the date of grant.

Under the terms of his agreement, if Mr. Karp is terminated other than for cause or he resigns for good reason, he is entitled to receive, in addition to unpaid salary and expenses and payment of accrued incentive compensation amounts, severance payments in the form of a continuation of his base salary in effect immediately prior to the termination for a period of six months following the termination, which are payable in consideration for and only after he executes a general release containing terms reasonably satisfactory to us. Termination “for cause” or “for good reason” is as defined above under “- Eric I. Richman,” except that non-renewal by the Company of the agreement in accordance with the terms of the agreement does not qualify as a termination “for good reason” in the employment agreement for Mr. Karp. Please also read the disclosure under “– Severance Plan” below with respect to “change of control” events.

Severance Plan

On May 9, 2012, our Board of Directors approved the following severance plan (the "Severance Plan") for our Chief Executive Officer and certain other executives, including our Chief Financial Officer and each Named Executive Officer (collectively, the "Covered Executives"), which applies in case of a "change of control." For our President and Chief Executive Officer, the Severance Plan includes: (a) payments equal to 24 months' worth of base salary; (b) two times target annual cash bonus; (c) health and other benefits continuation for 24 months; and (d) an excise tax gross up. For the other Covered Executives, the Severance Plan includes (a) base salary continuation for 18 months; (b)1.5 times target annual cash bonus; (c) health and other benefits continuation for 18 months; and (d) in lieu of an excise tax gross up, a "best executive choice" provision under which the executive can elect to reduce his or her severance payment to the extent necessary to avoid triggering excise tax on such payment.  Our Board of Directors can modify or terminate the Severance Plan at any time.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under our 2007 Plan, the weighted-average exercise price of options issued under the 2007 Plan and the number of securities remaining available for future issuance under the 2007 Plan, in each case as of December 31, 2011:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	6,292,982	(1)	$2.74	6,452,808	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	6,292,982		$2.74	6,452,208

(1)  Does not include 532,884 shares of restricted stock granted under the 2007 Plan as of December 31, 2011.

(2)  This amount includes shares underlying unexercised options already granted and reported in the first column.  Under our 2007 Plan, such shares are not treated as issued and are not counted as used against the plan limits until the options are exercised.  If we were to exclude shares underlying unexercised options already granted, this amount would be 159,826 as of December 31, 2011.  Under our 2007 Plan, the number of shares available for issuance under such plan is automatically increased as of the first day of our fiscal year, beginning in 2009 and occurring each year thereafter through 2015, by a number that is equal to the lower of (i) 1,100,000 shares, (ii) 2.5% of the outstanding shares of common stock as of the end of our immediately preceding fiscal year, and (iii) any lesser number of shares determined by the Board; provided, however, that the aggregate number of shares available for issuance pursuant to such increases may not exceed 5,700,000 shares.

Further information regarding our 2007 Plan is contained in Note 10 to our consolidated financial statements for the fiscal year ended December 31, 2011 contained in our Annual Report on Form 10-K for that year.

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Bonus Program

The Compensation Committee of the Board of Directors of the Company has adopted a bonus program (the “Bonus Program”) for our executive officers and other employees to be identified from time to time by the Chief Executive Officer.  The Bonus Program was established to provide for the payment to members of management and identified employees of a bonus that is linked to achievement of key corporate performance objectives and, in the case of executives, also to the achievement of key personal objectives which are approved by the Compensation Committee.  The goal of the Bonus Program is to reward personnel by providing further compensation to members of management and identified employees based on the achievement of specified annual goals that the Compensation Committee and the Board of Directors believe correlate closely with the growth of long-term stockholder value.  We believe that the Bonus Program will also promote greater communication and foster the appropriate feedback for enhanced productivity and effectiveness.

The Bonus Program is intended to be applicable to the following members of management: the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, , the Senior Vice President & General Counsel, the Senior Vice President-Regulatory Affairs and Quality, the Senior Vice President, Policy and Government Affairs and the Executive Vice President-Chief Scientific Officer.  Annually and based upon the recommendations of the Chief Executive Officer and the Compensation Committee, the Board of Directors will approve (i) a target bonus pool amount; (ii) a target bonus payout for each executive in the Bonus Program, (iii) the financial achievement percentages and bonus modifiers that will be used to determine the component of the bonus based upon a comparison of the Company’s financial and operational performance for the fiscal year against the Board approved financial and operating plan for the fiscal year, (iv) the executives’ personal objectives for the fiscal year, and (v) the weight or importance of the corporate financial performance objectives and the personal objectives. After the end of each fiscal year, the Compensation Committee will measure the Company’s actual financial performance and consider each executive’s personal performance to determine the appropriate adjustment to the executive’s target bonus.

Determining the annual target bonus pool.  In each fiscal year, the Board of Directors will determine a target bonus pool for that fiscal year and determine how much of that pool should be allocated to executive officers and how much should be allocated to all other personnel.  This pool will be a target which may be revised by the Board at their discretion.

For fiscal year 2012, the target bonus pool is equal to the approximate sum of (i) 60% of the base salary for the Chief Executive Officer, (ii) 30% of the aggregate base salary of the other executive officers and certain other key employees, and (iii) 10% of the aggregate base salary of all other employees of the Company.

The pool is to be divided among the relevant executives with reference to the achievement of specific personal and corporate targets.  The Compensation Committee shall have the discretion to award more or less than the initial pool amount; and any particular executive or key employee may be awarded a bonus that is greater or less than 30% of their base salary (or 60% in the case of the Chief Executive Officer) and any non-executive employee may be awarded a bonus that is greater or less than 10% of their base salary.  Finally, the pool may be increased to the extent new executive officers and other employees may be hired during the year.

Determining the annual target bonus.  During each fiscal year, the Compensation Committee shall determine the target bonus for each executive in the Bonus Program taking into account any terms regarding bonuses which may be contained in each executive’s employment agreement.  The Board will consider all factors that it deems relevant to such determination, including, but not limited to, the recommendations of our Chief Executive Officer (except with respect to his own bonus), competitive market conditions, and the Board’s assessment of the level of growth reflected in the Company’s financial performance objectives.  The executives are not subject to a maximum bonus payout.  Generally, bonuses will be paid in cash.

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For fiscal year 2012, the target bonus payout for executive officers (other than the Chief Executive Officer) and certain other key employees is 30% of the 2012 base salary of the relevant executive officer and such other key employees.  Under his employment agreement, Mr. Richman is eligible for an annual cash bonus, the target of which is no less than 60% of his base salary.  The target bonus payout for non-executive employees has been set at 10% of the 2012 base salary of the relevant non-executive employee.  These annual target bonus levels may be modified based upon the terms of employment agreements with our executives, which have been approved by the Chief Executive Officer and Board of Directors, as applicable, changes in market conditions or performance of the Company in each case in the sole discretion of the Board of Directors.

Determining the financial achievement percentages, bonus modifiers and corporate financial plan.  In each fiscal year, the Compensation Committee will review with the executive team and establish corporate performance objectives for the fiscal year that will apply to all executive officers, including the chief executive officer and achievement percentages and bonus modifiers that will be used to evaluate the portion of the bonus applicable to each executive based upon the Company’s financial performance.  The Board will review and consider senior management’s recommendations for financial achievement percentages, bonus modifiers and the fiscal year financial plan and discuss such recommendations with senior management before making final determinations.

The Compensation Committee has established with management specific strategic goals for 2012 as follows, with percentage weighting reflecting the approximate percentage value to be placed upon the achievement of each target:

•	Initiate human clinical trial for SparVax™ (25%)
•	Achieve contracted technical program milestones (25%)
•	Annual financial performance in line with Board approved budget (30%)
•	Continued strong performance under existing SparVax™ development contract as reflected in customer feedback (20%)

Determining personal objectives.  Also in each fiscal year, the Compensation Committee, will consider and approve each executive’s personal objectives for the fiscal year.  Each executive’s personal objectives will be agreed upon by the executive and approved by our Chief Executive Officer (except with respect to his own personal objectives).  The personal objectives of our Chief Executive Officer will be the corporate objectives for all executive officers.

Determining relative weight of corporate performance objectives and personal objectives.  The Compensation Committee will also evaluate the weight or importance that will be placed on achievement of the corporate performance objectives and the personal objectives.

Measuring performance.  After the end of the fiscal year, the Compensation Committee will measure the Company’s actual performance (using the predetermined corporate achievement percentages) and assess each executive’s personal performance against his or her personal objectives to determine the appropriate bonus allocable to each executive officer from the target bonus pool.  The Committee will consider the executive’s overall contribution to the Company’s success and, in the case of executives other than the Chief Executive Officer, the recommendation of the Chief Executive Officer.  In determining the appropriate bonuses, the Compensation Committee will also consider other performance considerations related to unforeseen events occurring during the fiscal year.  In appropriate circumstances, the Committee has discretion to award a bonus that is less than the amount determined by the procedures outlined above, including to award no bonus at all or greater than the amounts that might be determined by the procedures outlined above.

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Certain Relationships and Related Transactions

There are no familial relationships among our directors, nominees and/or executive officers.

In the fourth quarter of 2010, certain of our officers, directors and beneficial owners of more than five percent of our common stock converted, pursuant to an early conversion agreement, 10% convertible notes that we had issued to them in July 2009 (the “Notes”).  In exchange for the holders’ election to convert the Notes prior to their July 2011 maturity, in addition to receiving shares of the Company's common stock as a result of the conversion, the holders received cash payments corresponding to the interest foregone, i.e. the interest such holders would have received between the conversion date and the maturity date had they held the Notes through maturity.  As of December 29, 2010, all remaining holders of these Notes, including affiliates, had converted their Notes, while one holder elected to have his Notes redeemed for cash.  The following table summarizes the amount of Notes converted, interest accrued thereon and number of shares and amount of cash payments received by each of our directors, executive officers and beneficial owners of more than five percent of our common stock at the time of conversion.

Converting Noteholder*	Relationship at Time of Conversion	Principal Amount Converted**	Interest Accrued since July 28, 2009	Total Amount Converted (principal plus accrued interest)	Number of Shares Received	Cash Received

Healthcare Ventures VII, L.P.	5%+ stockholder, affiliated with Director	$2,107,483	$271,045	$2,378,528	935,814	$156,305
MPM Funds	5%+ stockholder, affiliated with Director	$5,468,315	$703,286	$6,171,601	2,428,171	$405,567
Derace Schaffer	Director	$1,000,000	$128,611	$1,128,611	444,043	$74,167
Joel McCleary	Director	$42,242	$5,433	$47,675	18,757	$3,133
Eric Richman	President and Chief Executive Officer	$16,454	$2,116	$18,570	7,306	$1,220
Baker Bros.	5%+ stockholder	$7,000,000	$964,445	$7,964,444	3,133,551	$207,667

*  This table does not include reference to a Note in the principal amount plus accrued interest of $1,128,611, which had been held by the wife of John Pappajohn, our chairman until July 2011.  Mrs. Pappajohn had converted such Note into 444,044 shares of common stock and received $74,167 in cash.

** Represents the largest aggregate principal amount outstanding vis-à-vis this creditor since the Notes were issued.

***  Except for Baker Bros., represents the largest aggregate amount of indebtedness outstanding vis-à-vis this creditor since the Notes were issued.  For Baker Bros., the largest aggregate amount of indebtedness outstanding was $7,900,278.

The information required by Item 407(a) of Regulation S-K on Director Independence is incorporated herein by reference to “Corporate Governance; Board of Directors” in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based solely on our review of copies of these reports filed with the SEC, we believe there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and 10% beneficial owners for 2011, except for the following filings: Eric Richman (two Forms 4), Valerie Riddle (one Form 4).

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as it was available to the Company on April 25, 2012, based on information furnished by the persons named below, obtained from our transfer agent and/or obtained from certain beneficial ownership filings made by the persons named below with the SEC, with respect to the beneficial ownership of shares of the Company’s common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of the Company’s common stock (inclusion in this table shall not be deemed an admission of affiliate status), (ii) each director, nominee for director and Named Executive Officer and (iii) all directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares(2)

Funds Affiliated with MPM Bioventures III, L.P.(3)	7,076,722	14.42%
Steven St. Peter, M.D.(4)**	91,104	*
John Gill(5)**	132,759	*
Joel McCleary(6)**	268,559	*
Derace L. Schaffer, M.D.(7)**	1,241,043	2.56%
Eric I. Richman(8)**	793,169	1.62%
Jeffrey W. Runge, M.D.(9)**	97,700	*
Mitchel Sayare, Ph.D.(10)**	98,035	*
Brian A. Markison**(11)	20,000	*
Thomas R. Fuerst, Ph.D.(12)	243,750	*
Jordan P. Karp, Esq.(13)	229,273	*
All directors and executive officers as a group (12 persons)	3,541,123	7.03%

* Less than 1.0%

 ** Director

(1)  Unless otherwise indicated in other footnotes, the address for each beneficial owner is c/o PharmAthene, Inc., One Park Place, Annapolis, MD 21401.

(2)  Based on 48,334,510 shares of common stock outstanding as of April 25, 2012.  Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants, notes or subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding.  Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  Except as indicated in the following footnotes or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(3)  Includes 729,108 shares issuable upon exercise of warrants.  As disclosed in their Schedule 13D/A filed on December 27, 2010, the amounts included in the table are directly owned by MPM BioVentures III, L.P. (“BV III”), MPM BioVentures III-QP, L.P. (“BV III QP”), MPM BioVentures III GmbH & Co. Beteiligungs KG (“BV III KG”), MPM BioVentures III Parallel Fund, L.P. (“BV III PF”) and MPM Asset Management Investors 2004 BVIII LLC (“AM LLC”).  MPM BioVentures III GP, L.P. (“BV III GP”) and MPM BioVentures III LLC (“BV III LLC”) are the direct and indirect general partners of BV III, BV III QP, BV III KG and BV III PF (collectively with AM LLC, BV III GP and BV III LLC, the “MPM Funds”).  The members of BV III LLC and AM LLC are Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Dennis Henner, Nicholas Simon III, Michael Steinmetz and Kurt Wheeler, who disclaim beneficial ownership of these shares except to the extent of their proportionate pecuniary interest therein.  Dr. Steven St. Peter, a member of our Board of Directors, was affiliated with the MPM Funds through April 2012, but was not a member of the general partners and thus is not deemed to have beneficial ownership of the shares owned by the MPM Funds.  The amount for the MPM Funds in the table above does not include options to purchase 91,104 shares held directly by Dr. St. Peter and options to purchase 1,104 shares held directly by Ansbert Gadicke.  The address for the MPM Funds is The John Hancock Tower, 200 Clarendon Street, 54th floor, Boston, MA, 02116.

30

(4)  Consists of options to purchase 91,104 shares of our common stock.  Dr. St. Peter is a member of our Board of Directors.  Dr. St. Peter was affiliated with the MPM Funds through April 2012 as discussed in footnote (3) above, but was not a member of the general partners and thus is not deemed to have beneficial ownership of the shares owned by the MPM Funds.

(5)  Consists of options to purchase 132,759 shares of common stock.  Mr. Gill is a member of our Board of Directors.

(6)  Includes options to purchase 142,759 shares of common stock and 5,633 shares issuable upon exercise of warrants.  Mr. McCleary is a member of our Board of Directors.

(7)  Includes options to purchase 90,000 shares of common stock and 133,333 shares issuable upon exercise of warrants.  Dr. Schaffer is a member of our Board of Directors.  Of the shares beneficially owned by Dr. Schaffer, 123,929 shares, and 80,000 shares issuable upon exercise of warrants, are held in Dr. Schaffer’s IRA.

(8)  Includes 159,516 restricted shares granted and not relinquished for tax purposes (included herein irrespective of vesting date), options to purchase a total of 604,153 shares of common stock (representing the portion of options to purchase a total of 1,284,167 shares of common stock that was exercisable as of April 25, 2012 or will become exercisable within 60 days thereof) and 2,194 shares issuable upon exercise of warrants.  On March 25, 2010, Mr. Richman was appointed our President, on May 2, 2010 our interim Chief Executive Officer and on October 20, 2010 our Chief Executive Officer.  Mr. Richman was appointed to our Board in May 2010.

(9)  Includes options to purchase a total of 60,000 shares of common stock.  Dr. Runge is a member of our Board of Directors.

(10)  Includes options to purchase a total of 93,035 shares of common stock (representing the portion of options to purchase a total of 172,139 shares of common stock that was exercisable as of April 25, 2012 or will become exercisable within 60 days thereof).  Dr. Sayare is a member of our Board of Directors and became its Chairman in July 2011.

(11)  Includes options to purchase a total of 20,000 shares of common stock.  Mr. Markison became a member of our Board in September 2011.

(12)  Includes options to purchase 228,750 shares of common stock (representing the portion of options to purchase a total of 549,545 shares of common stock that was exercisable as of April 25, 2012 or will become exercisable within 60 days thereof).  Dr. Fuerst is our Chief Scientific Officer.

(13) Includes 21,929 restricted shares granted and not relinquished for tax purposes (included herein irrespective of vesting date), options to purchase 197,344 shares of common stock (representing the portion of options to purchase a total of 466,692 shares of common stock that was exercisable as of April 25, 2012 or will become exercisable within 60 days thereof).  Mr. Karp is our General Counsel.

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PROPOSAL 2

Ratification of Independent Registered Public Accounting Firm

General

Our Audit Committee has appointed Ernst & Young LLP (“E&Y”) as our independent registered public accountants for the fiscal year ending December 31, 2012 (the “E&Y Appointment”).  Although we are not required to have the stockholders ratify the selection of E&Y as our independent registered public accounting firm, we are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y but may retain such independent registered public accounting firm in any event.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of PharmAthene and its stockholders.  We do not anticipate representatives of E&Y being present at the Annual Meeting.

During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate fees billed to the Company during the fiscal years ended December 31, 2011 and 2010 by E&Y:

	Fiscal 2011	Fiscal 2010

Audit Fees(1)	$620,213	$636,785
Audit Related Fees(2)	$68,611	$131,584
Tax Fees(3)	$79,632	$81,121
All Other Fees	$-	$-

Total Fees	$768,456	$849,490

(1)  Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in our Annual Report on Form 10-K and review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.  For the fiscal years ended December 31, 2011 and 2010, fees for professional services billed by E&Y were $620,213 and $636,785, respectively.

(2)  Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  This category includes fees related to non-routine SEC filings.  For the fiscal years ended December 31, 2011 and 2010, fees for professional services billed by E&Y were $68,611 and $131,584, respectively.

(3)  Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.  For the fiscal years ended December 31, 2011 and 2010, fees for professional services billed by E&Y were $79,632 and $81,121, respectively.

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Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee has considered whether the provisions of services described in the table above are compatible with maintaining auditor independence.  Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods, and each of the permitted non-auditing services described above has been pre-approved by the Audit Committee.  Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management.  Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Votes Required

Each share of our common stock has the right to cast one vote on the E&Y Appointment.  Ratification and approval of the E&Y Appointment requires the favorable vote of a majority of the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting.  As a result, abstentions from voting on the E&Y Appointment will have the same effect as a vote against the E&Y Appointment.  However, broker non-votes are considered not to be present for voting on the E&Y Appointment and, consequently, do not count as votes for or against the E&Y Appointment and are not considered in calculating the number of votes necessary for approval.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION PROPOSAL.

Other Information

Annual Report on Form 10-K

Our Annual Report on Form 10-K (including financial statements and the financial statement schedules but without exhibits) for our fiscal year ended December 31, 2011 accompanies this proxy statement but does not constitute a part of our proxy solicitation materials.   We will furnish additional copies of our Form 10-K, without charge, to any person whose vote is solicited by this proxy statement upon written request to the following address: PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.  In addition, upon written request, we will furnish a copy of any exhibit to our Form 10-K to any person whose vote is solicited by this proxy statement upon payment of our reasonable expenses incurred in connection with providing the copy of the exhibit.

Reports filed with the Securities and Exchange Commission

We maintain an internet website at www.pharmathene.com.  Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website under the heading “Investor Relations” (see “SEC Filings”) immediately after they are filed with or furnished to the SEC.

33

Stockholder Proposals for 2013 Annual Meeting

In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2013 Annual Meeting pursuant to Rule 14a-8 of the SEC, the proposal must be received at the Company’s offices no later than the close of business on January 17, 2013 (120 days prior to the first anniversary of the date of this proxy statement). If we change the date of our 2013 Annual Meeting by more than 30 days from the date of the 2012 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.  Upon any determination that the date of the 2013 Annual Meeting will be advanced or delayed by more than 30 days from the date of the  2012 Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

For any proposal that is not submitted for inclusion in next year’s proxy statement by the deadline identified above, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the date of this proxy statement and the Company advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter (subject to the right of the proposing stockholder to deliver a proxy statement and proxy of its own in compliance with the terms of Rule 14a-4(c)(2) under the Exchange Act), or (b) does not receive notice of the proposal at least 45 days prior to the anniversary of the date of this proxy statement. If we change the date of our 2013 Annual Meeting by more than 30 days from the date of the 2012 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

Any stockholder who wishes to submit a stockholder proposal should send it to PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary.

Householding

Beneficial owners of common stock who share a single address may receive only one copy of the Notice or the proxy materials, as the case may be, unless their broker, bank or nominee has received contrary instructions from any beneficial owner at that address.  This practice, known as “householding,” is designed to reduce printing and mailing costs.  If any beneficial owner(s) at such an address wish to discontinue householding and receive a separate copy of the Notice or the proxy materials, as the case may be, or if beneficial owners sharing an address who are currently receiving separate copies wish to receive only one copy, they may contact Broadridge, either by calling (800) 579-1639, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

By Order of the Board of Directors,

Mitchel Sayare, Ph.D. Chairman

34

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PharmAthene, Inc.
One Park Place
Annapolis, MD 21401	proxy

For The Annual Meeting To Be Held June 22, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Mitchel Sayare and Eric I. Richman, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.0001 per share, of PharmAthene, Inc. (the “Company”) of which the undersigned is the record holder, standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., New York time, on Friday, June 22, 2012 at the offices MPM Capital at The John Hancock Tower, 200 Clarendon Street, Boston, MA 02116 , and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting, the proxy statement therefor dated May 17, 2012, and the Company’s annual report on Form 10-K for the year ended December 31, 2011 is hereby acknowledged.

This Proxy will be voted in accordance with the stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

●	“FOR” each nominee for director; and

●	“FOR” the proposal to ratify the appointment of Ernst & Young LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2012.

If any other business is presented at the Annual Meeting, this proxy will be voted by the above-named proxies at the direction of a majority of the Board of Directors.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  In addition, if the Annual Meeting is required to be adjourned for any reason, this proxy will be voted by the above-named proxies at the direction of a majority of the Board of Directors.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Please mark your votes like this ☒

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1.  Election of Directors:

01	John Gill
02	Brian A. Markison
03	Joel McCleary
04	Eric I. Richman
05	Jeffrey W. Runge, M.D.
06	Mitchel Sayare, Ph.D.
07	Derace L. Schaffer, M.D.
08	Steven St. Peter, M.D.

☐	Vote FOR all nominees listed (except as marked)	☐	Vote WITHHOLD AUTHORITY to vote for all nominees listed

FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2. Proposal to ratify the appointment of Ernst & Young LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2012.	☐	For	☐	Against	☐	Abstain

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Date

Signature

Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such. If a partnership, please sign in full partnership name by authorized person.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.